Supplement to the
Fidelity® Series All-Sector Equity Fund and Fidelity Series Large Cap Value Fund
April 1, 2013
Prospectus

This prospectus dated April 1, 2013 is no longer applicable for Fidelity Series Large Cap Value Fund.

Previously the group fee rate component of certain Fidelity funds' management fees was based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts. Going forward, FMR has agreed that assets of Fidelity's sector funds that previously counted toward group assets will continue to be counted even after Fidelity SelectCo, LLC, an affiliate of FMR, has assumed management responsibilities for certain sector funds.

The following information replaces similar information in the Fund Management section:

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. For this purpose, the average net assets of any mutual funds previously advised by FMR that currently are advised by Fidelity SelectCo, LLC are included.

The following information replaces similar information for Fidelity Series All-Sector Equity Fund found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 6.

Robert Stansky (co-manager), Steven Kaye (co-manager), Robert Lee (co-manager), Douglas Simmons (co-manager), and Pierre Sorel (co-manager) have managed the fund since October 2008.

Peter Saperstone (co-manager) has managed the fund since March 2011.

Tobias Welo (co-manager) has managed the fund since November 2011.

Brian Lempel (co-manager) has managed the fund since October 2012.

Jonathan Kasen (co-manager) has managed the fund since July 2013.

The following information replaces the biographical information for Monty Kori and Nathan Strik found in the "Fund Management" section on page 20.

Jonathan Kasen is a member of FMR's Stock Selector Large Cap Group and co-manager of Fidelity Series All-Sector Equity Fund (energy sector), which he has managed since July 2013. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Kasen has worked as a research analyst and portfolio manager.

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The following information replaces similar information found in the "Fund Management" section on page 20.

Tobias Welo is a member of FMR's Stock Selector Large Cap Group and co-manager of Fidelity Series All-Sector Equity Fund (materials & industrials sector), which he has managed since November 2011. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Welo has worked as a research analyst and portfolio manager.

Supplement to the

Fidelity® Series All-Sector Equity Fund (FSAEX) and Fidelity Series Large Cap Value Fund (FLVSX)

Fidelity Series All-Sector Equity Fund is a Class of shares of Fidelity Series All-Sector Equity Fund and Fidelity Series Large Cap Value Fund is a Class of shares of Fidelity Series Large Cap Value Fund

Funds of Fidelity Devonshire Trust

STATEMENT OF ADDITIONAL INFORMATION

April 1, 2013

This Statement of Additional Information dated April 1, 2013 is no longer applicable for Fidelity Series Large Cap Value Fund.

Monty Kori no longer serves as a co-manager of Fidelity Series All-Sector Equity Fund.

Jonathan Kasen has replaced Nathan Strik as a co-manager of Fidelity Series All-Sector Equity Fund.

The following information supplements similar information found in the "Management Contracts" section beginning on page 39.

Jonathan Kasen is co-manager of Fidelity Series All-Sector Equity Fund and receives compensation for his services. As of July 31, 2013, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of the portfolio manager's bonus that is linked to the investment performance of Fidelity Series All-Sector Equity Fund is based on the fund's pre-tax investment performance measured against the Russell 1000® Index, the fund's pre-tax investment performance (based on the performance of the fund's retail class) within the Morningstar® Large Blend Category, and the pre-tax investment performance of the portion of the fund's assets managed by the portfolio manager measured against the Russell 1000® Energy Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

The portfolio manager's compensation plan may give rise to potential conflicts of interest. The portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. The portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

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The following table provides information relating to other accounts managed by Mr. Kasen as of July 31, 2013:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	none	none
Number of Accounts Managed with Performance-Based Advisory Fees	1	none	none
Assets Managed (in millions)	$ 5,775	none	none
Assets Managed with Performance-Based Advisory Fees (in millions)	$ 1,043	none	none

* Includes assets of Fidelity Series All-Sector Equity Fund managed by Mr. Kasen ($1,043 (in millions) assets managed with performance-based advisory fees).

As of July 31, 2013, the dollar range of shares of Fidelity Series All-Sector Equity Fund beneficially owned by Mr. Kasen was none.